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CONTRIBUTION AGREEMENT

        THIS CONTRIBUTION AGREEMENT is made as of the 15th day of April, 2005, by and between SPECIAL SITUATIONS HOLDINGS, INC.—WESTBRIDGE, a Delaware corporation ("Assignor") and CAA ACQUISITION CORP., a Delaware corporation ("Assignee").

        WHEREAS, Credit Suisse First Boston LLC contributed 3,215,350 shares of common stock, $.01 par value per share (the "Stock"), of USHEALTH Group, Inc. (the "Company") to Assignor; and

        WHEREAS, Assignor is the legal and beneficial owner of 47,210,376 shares of the Stock; and

        WHEREAS, Assignor desires to contribute the Stock to Assignee in exchange for all of the capital stock of Assignee; and

        WHEREAS, Assignee, wishes to accept the Stock; and

        WHEREAS, it is contemplated that Assignor and Assignee will effectuate a short-form merger (the "Short Form Merger") of Assignee with and into the Company pursuant to Section 253 of the General Corporation Law of the State of Delaware;

        NOW, THEREFORE, in consideration of the foregoing and of the mutual promises herein set forth, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed as follows:

1      Assignment.

        Assignor shall assign, transfer, set over, and deliver to Assignee and Assignee's successors and assigns Assignor's entire right, title, and interest in and to the Stock immediately prior to the effective date of the Short Form Merger.

2      Miscellaneous.

2.1
All headings and sections of this Agreement are inserted for convenience only and do not form part of this Agreement or limit, expand or otherwise alter the meaning of any provisions hereof.

2.2
This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same agreement. Facsimile signatures shall be deemed effective execution of this Agreement and may be relied upon as such by other parties hereto. In the event facsimile signatures are delivered, originals of such signatures shall be delivered to the other parties hereto promptly after execution.

2.3
The provisions of this Agreement are intended to be for the sole benefit of the parties hereto and their respective successors and assigns, and none of the provisions of this Agreement are intended to be, nor shall they be construed to be, for the benefit of any third party.

2.4
The persons executing this Agreement for and on behalf of the parties hereto each represent that they have the requisite authority to bind the entities on whose behalf they are signing.

2.5
If any term, covenant or condition of this Agreement is held to be invalid or unenforceable in any respect, such invalidity or unenforceability shall not affect any other provisions hereof, and this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

2.6
Assignor hereby warrants and represents that: (a) Assignor has good and marketable title in and to the Stock; (b) no other party has any right, title or interest therein; (c) no assignment, transfer, conveyance or sale of any interest in the Stock has been made by Assignor; and (d) none of the Stock is subject to any claim, mortgage, security interest, lien, charge or other encumbrance. Assignor further warrants and represents that Assignor has full and entire right, power and authority to assign, transfer, convey and deliver, absolutely and forever, the Stock and that Assignor will defend title thereto against the claims of any and all persons.

2.7
Assignor covenants that Assignor will execute and deliver to Assignee such other certificates, documents of title and other instruments of conveyance as shall be reasonably requested by Assignee to vest in Assignee good and marketable title to the Stock.

2.8
Notwithstanding any other provision hereof, this Contribution Agreement (together with any separate assignment forms required by law) shall, and does, constitute the complete assignment, conveyance and transfer by Assignor of the Stock to Assignee.

2.9
THE INTERNAL LAWS, AND NOT THE LAWS OF CONFLICTS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), OF NEW YORK SHALL GOVERN THE ENFORCEABILITY AND VALIDITY OF THIS AGREEMENT, THE CONSTRUCTION OF ITS TERMS AND THE INTERPRETATION OF THE RIGHTS AND DUTIES OF THE PARTIES.

[Execution Page Follows]

        IN WITNESS WHEREOF, this Contribution Agreement has been executed by Assignor and Assignee as of the date first above written.

ASSIGNOR:
SPECIAL SITUATIONS HOLDINGS, INC.—WESTBRIDGE
By:	/s/ ALAN H. FREUDENSTEIN
	Name:	Alan H. Freudenstein
	Title:	President
ASSIGNEE:
CAA ACQUISITION CORP.
By:	/s/ ALAN H. FREUDENSTEIN
	Name:	Alan H. Freudenstein
	Title:	President and Secretary

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CONTRIBUTION AGREEMENT